UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2021

Digital World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street

Miami, Florida 33130

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 735-1517

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	DWACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DWAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	DWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Digital World Acquisition Corp., a Delaware corporation (“DWAC”), intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which will include a preliminary proxy statement of DWAC, and a prospectus in connection with the proposed business combination transaction (the “Business Combination”) involving DWAC and Trump Media & Technology Group Corp., a Delaware corporation (“TMTG”). The definitive proxy statement and other relevant documents will be mailed to stockholders of DWAC as of a record date to be established for voting on the Business Combination. Securityholders of DWAC and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with DWAC’s solicitation of proxies for the special meetings to be held to approve the Business Combination because these documents will contain important information about DWAC, TMTG and the Business Combination. DWAC securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Digital World Acquisition Corp., 78 SW 7th Street, Miami, FL 33130.

Participants in the Solicitation

DWAC and TMTG and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of DWAC in favor of the approval of the Business Combination. Securityholders of DWAC and other interested persons may obtain more information regarding the names and interests in the proposed Business Combination of DWAC’s directors and officers in DWAC’s filings with the SEC, including the Registration Statement to be filed with the SEC, which will also contain the names and interests in the proposed Business Combination of TMTG’s directors and officers. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between DWAC and TMTG, including without limitation statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination and the PIPE, the implied enterprise value, future financial condition and performance of TMTG and the combined company after the closing and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the level of redemptions of DWAC’s public stockholders and the products and markets and expected future performance and market opportunities of TMTG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the Business Combination and the PIPE may not be completed in a timely manner or at all, which may adversely affect the price of DWAC’s securities, (ii) the risk that the Business Combination may not be completed by DWAC’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by DWAC, (iii) the failure to satisfy the conditions to the consummation of the Business Combination or the PIPE, including the approval of the merger agreement by the stockholders of DWAC, (iv) the potential lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) the failure to achieve the minimum amount of cash available following any redemptions by DWAC stockholders, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the PIPE or the Business Combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Business Combination disrupts current plans and operations of TMTG, (x) the outcome of any legal proceedings that may be instituted against TMTG or against DWAC related to the merger agreement or the Business Combination, (xi) the risk of any investigations by the SEC or other regulatory authority relating to the PIPE, the Merger Agreement or the Business Combination and the impact they may have on consummating the transactions; (xii) the timing of the roll-out of TruthSocial, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions; (xiv) risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the ongoing COVID-19 pandemic and response, (xvi) risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, and (xviii) and those factors discussed in DWAC’s filings with the SEC and that that will be contained in the Registration Statement relating to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Registration Statement and other documents to be filed by DWAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while TMTG and DWAC may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither of TMTG or DWAC gives any assurance that TMTG, DWAC, or the combined company, will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported by Digital World Acquisition Corp., a Delaware corporation (“DWAC”), on Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2021 and October 26, 2021, DWAC is a party to an Agreement and Plan of Merger, dated as of October 20, 2021 (as it may be amended or supplemented from time to time, the “Merger Agreement”), with DWAC Merger Subsidiary Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of DWAC, Trump Media & Technology Group Corp., a Delaware corporation (“TMTG”), ARC Global Investments II, LLC, a Delaware limited liability company, in the capacity as the representative for certain stockholders of DWAC, and TMTG’s Chief Legal Officer, in the capacity as the representative for stockholders of TMTG, pursuant to which, among other matters, subject to the terms and conditions therein, DWAC will consummate its initial business combination with TMTG (the “TMTG Business Combination”).

On December 4, 2021, in support of the TMTG Business Combination, DWAC entered into a securities purchase agreement (the “SPA”) with certain institutional accredited investors (the “PIPE Investors”), pursuant to which the investors agreed to purchase an aggregate of 1,000,000 shares of DWAC’s Series A Convertible Preferred Stock (the “Preferred Stock”), for a purchase price of $1,000 per share of Preferred Stock, for an aggregate commitment of $1,000,000,000 in a private placement (the “PIPE”) to be consummated concurrently with the TMTG Business Combination (the “Closing”). The shares of Preferred Stock have an initial conversion price per share of $33.60 and are initially convertible into an aggregate of 29,761,905 shares of common stock (subject to adjustment, as described below under “Conversion”). The closing of the PIPE is conditioned on the concurrent closing of the TMTG Business Combination and other closing conditions as set forth in the SPA.

Pursuant to the terms of the SPA, DWAC agreed to certain restrictions on future stock offerings, subject to certain exceptions, including that the company will not issue (or enter into any agreement to issue) any shares of common stock or common stock equivalents until 90 days after either (i) all of the common stock underlying the Preferred Stock is registered, sold or eligible to be sold without registration, or (ii) the first date following the first anniversary of the Closing that no PIPE Investor is an affiliate of the Company ((i) and (ii), collectively, the “Effective

Date”). DWAC also agreed that until one year after the Effective Date, the company shall not undertake a reverse or forward stock split or reclassification of the company’s common stock without the prior written consent of the PIPE Investors holding a majority in interest of the shares of Preferred Stock, subject to certain exceptions.

Each PIPE Investor agreed in the SPA that, with respect to matters arising out of, resulting from, in connection with or relating to the Transaction Documents or the transactions contemplated hereby, it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in DWAC’s trust account held for its public stockholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

The material terms of the Preferred Stock as set forth in the form of Certificate of Designation of Preferences, Rights and Limitations for the Preferred Stock (the “Certificate of Designation”) are summarized below:

Rank. The Preferred Stock shall rank (i) senior to all of the common stock of the post-combination company (“Pubco”); (ii) senior to any class or series of capital stock of Pubco hereafter created specifically ranking by its terms junior to any Preferred Stock (“Junior Securities”); (iii) on parity with any class or series of capital stock of Pubco created specifically ranking by its terms on parity with the Preferred Stock (“Parity Securities”); and (iv) junior to any class or series of capital stock of Pubco hereafter created specifically ranking by its terms senior to any Preferred Stock, in each case, as to dividends or distributions of assets upon liquidation, dissolution or winding up of Pubco, whether voluntarily or involuntarily.

Dividends. Except for stock dividends or distributions for which certain adjustments are to be made, the holders of Preferred Stock will be entitled to receive dividends equal (on an as-if-converted-to-common-stock basis) to and in the same form as dividends actually paid on shares of the common stock when, as and if such dividends are paid on shares of the common stock; provided, however, to the extent that any such holder’s right to participate in any such distribution would result in such holder exceeding the Beneficial Ownership Limitation (as defined below), then such holder shall not be entitled to participate in such distribution to such extent (or in the beneficial ownership of any shares of common stock as a result of such distribution to such extent) and the portion of such distribution shall be held in abeyance for the benefit of such holder until such time, if ever, as its right thereto would not result in the holder exceeding the Beneficial Ownership Limitation. No other dividends shall be paid on shares of Preferred Stock.

Liquidation Preference. In the event of a liquidation, dissolution or winding up of Pubco, the holders of the Preferred Stock will be entitled to receive $0.0001 per share of the respective Preferred Stock held and an amount equal to any dividends declared but unpaid thereon, before any payments are made to holders of common stock or any Junior Securities and pari passu with any distribution to the holders of Parity Securities. After such payment to the holders of Preferred Stock, holders of shares of Preferred Stock will be entitled to receive out of the assets of the company the same amount that a holder of common stock would receive if the Preferred Stock were fully converted (without limitations) to common stock which amounts shall be paid pari passu with all holders of common stock.

Conversion. Each share of Preferred Stock may be converted at the holder’s option at any time after issuance into that number of shares of common stock at an initial conversion price of $33.60, which is equal to a 20% discount to DWAC’s volume-weighted average closing price (“VWAP”) for the five consecutive trading days prior to and including December 1, 2021 (subject to adjustments as more fully described below); provided that the number of shares of common stock to be issued pursuant to such conversion does not, when aggregated with all other shares of common stock owned by such holder and its affiliates at such time, result in such holder or any of its affiliates beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 4.99% (or, upon election by such holder prior to the issuance of any shares of Preferred Stock, 9.99%) of all of the common stock outstanding at such time (the “Beneficial Ownership Limitation”).

The conversion price shall automatically adjust downward (each, a “Conversion Price Adjustment”) to the greater of: (i) the product of (x) the average of the ten (10) consecutive daily VWAPs over the ten (10) consecutive trading days following the closing date of the TMTG Business Combination (subject to adjustment for splits, stock combinations, reclassification, dividends, and the like) and (y) 60% (i.e., applying a discount of 40%); and (ii) $10.00 (subject to adjustment for splits, stock combinations, reclassification, dividends, and the like). If the formula results in a conversion price over $33.60, there is no downward adjustment.

If the company is unable to include all the shares of common stock issuable upon conversion of the Preferred Stock in the Initial Registration Statement, at the time of filing of each subsequent registration statement, the then current conversion price is subject to downward adjustment based on the formula set forth above, where the 10-day VWAP is measured from the 10-day period following the effective date of the applicable registration statement, so that upon each Conversion Price Adjustment, for so long as a holder still holds any shares of Preferred Stock (including, for the avoidance of doubt, a single share or any fraction of a single share), the Preferred Stock held by such holder shall subsequently be convertible into the number of shares of common stock such that the holder will be entitled to the aggregate number of shares of common stock based on its initial purchase of Preferred Stock pursuant to the SPA convertible at the conversion price then in effect following the applicable Conversion Price Adjustment. There is no further downward adjustment if the new Conversion Price Adjustment is greater than the then current conversion price.

Voting. The Preferred Stock shall have no voting rights, except that as long as any shares of Preferred Stock are outstanding, the company shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend the Certificate of Designation, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders, (c) increase the number of authorized shares of Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

The foregoing description of the Preferred Stock is qualified in its entirety by reference to the Certificate of Designation, which is filed as Exhibit 3.1 hereto and is hereby incorporated into this Current Report on Form 8-K by reference.

Registration Rights

The PIPE Investors were also given registration rights in a registration rights agreement (the “Registration Rights Agreement”) pursuant to which DWAC will be required to file a resale registration statement for all of the shares of common stock issuable upon conversion of the Preferred Stock held by the PIPE Investors within 10 days following the filing of the proxy statement/prospectus to be filed in connection with the TMTG Business Combination and shall be declared effective no later than the closing of the TMTG Business Combination (the “Initial Registration Statement”). Thereafter, Pubco will be required to register and to maintain the registration for all shares underlying the Preferred Stock until the Effective Date.

Liquidated Damages. Failure by Pubco to timely file and to obtain and maintain effectiveness of any registration statement required to be filed under the Registration Rights Agreement will result in Pubco paying to each PIPE Investor an amount in cash, as liquidated damages and not as a penalty, equal to (A) with respect to the first two months, 2% of the subscription price paid by each PIPE Investor for any unregistered registrable securities, plus (B) with respect to the third month and beyond, 6% of the subscription price paid by each PIPE Investor for any unregistered registrable securities. In no case will the maximum aggregate liquidated damages payable to a PIPE Investor exceed 20% of the subscription price paid by such PIPE Investor. If Pubco fails to pay any liquidated damages in full within seven days after the date payable, Pubco will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the PIPE Investor, until such amounts, plus all such interest thereon, are paid in full, subject to the aggregate limitation.

Liquidated Damages Escrow Account. Upon the Closing, Pubco will deposit into a third party escrow account solely for purposes of paying the holders any required liquidated damages as they accrue (the “Liquidated Damages Escrow Account”), an amount equal to 20% of the aggregate subscription price paid by all the PIPE Investors for any registrable securities not, on the Closing, covered by (i.e. eligible for resale pursuant to) the Initial Registration Statement. Any balance remaining in the Liquidated Damages Escrow Account shall be released to Pubco once all registrable securities are included in an effective registration statement. In the event all registrable securities are included in the Initial Registration Statement, the Liquidated Damages Escrow Account will not be required.

Waiver Letter

In connection with the PIPE and in accordance with Section 4.3(b)(ii) of DWAC’s Amended and Restated Certificate of Incorporation, ARC Global Investments II LLC, as majority holder of DWAC’s Class B common stock, waived certain anti-dilution rights of the holders of Class B common stock (the “Class B Holders”) to any increase in the number of shares of Class A common stock issuable upon conversion of the Class B common stock. In exchange for such waiver, and in the event that the transactions contemplated by the SPA are consummated in accordance with its terms, the Class B Holders will be entitled to receive (i) an aggregate of 744,048 shares of Class A common stock (the “Anti-dilution Shares”) and (ii) warrants to purchase an aggregate of 744,048 shares of Class A common stock (the “Warrants”) at an exercise price per share of $33.60 for a term of five years. The Warrants shall otherwise have terms, including but not limited to registration rights, that are substantially identical to the warrants previously issued to the Class B Holders and shall not contain any anti-dilution or reset provisions, except for standard adjustments for any stock splits, stock dividends, recapitalizations and similar events.

The Anti-dilution Shares and the Warrants shall be subject to the same lock-up provisions as are applicable to the shares and warrants previously issued to the Class B Holders; provided, however, in no event shall such lock-up period terminate before the date that is 30 days following the earlier of (i) the date that all shares underlying the Preferred Stock have been registered on an effective registration statement or (ii) one year following the Closing.

In connection with the PIPE, at the Closing DWAC will pay EF Hutton, as DWAC’s placement agent and capital markets advisor, a fee equal to 2.5% of the gross proceeds of the PIPE. Assuming no redemptions by DWAC’s stockholders, the PIPE, together with amounts delivered from DWAC’s trust account, is expected to generate approximately $1.25 billion of net proceeds, after deducting estimated transaction fees and related expenses. Such funds will be used to fund the payment of expenses incurred in connection with the TMTG Business Combination, liabilities owed by DWAC and to otherwise provide working capital and funds for corporate purposes for Pubco following the Closing.

Copies of the forms of Certificate of Designation, Registration Rights Agreement and SPA are filed with this Current Report on Form 8-K as Exhibits 3.1, 10.1 and 10.2, respectively, and are incorporated herein by reference, and the foregoing description of such documents are qualified in their entirety by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The offer and sale of the Preferred Stock to be pursuant to the SPA will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

Included as Exhibit 99.2 to this Current Report on Form 8-K is a presentation (the “Corporate Presentation”) that DWAC and TMTG have utilized in various meetings with securities analysts, investors and others. The Corporate Presentation is being furnished herewith and is incorporated herein by reference.

Exhibit 99.2 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On December 4, 2021, DWAC and TMTG issued a joint press release announcing DWAC’s execution of the SPA with the PIPE Investors for the PIPE. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

DWAC has received certain preliminary, fact-finding inquiries from regulatory authorities, with which it is cooperating. Specifically, in late October and in early November 2021, DWAC received a request for information from FINRA, surrounding events (specifically, a review of trading) that preceded the public announcement of the October 20, 2021 Merger Agreement. According to FINRA’s request, the inquiry should not be construed as an indication that FINRA has determined that any violations of Nasdaq rules or federal securities laws have occurred, nor as a reflection upon the merits of the securities involved or upon any person who effected transactions in such securities. Additionally, in early November 2021, DWAC received a voluntary information and document request from the SEC which sought, inter alia, documents relating to meetings of DWAC’s Board of Directors, policies and procedures relating to trading, the identification of banking, telephone, and email addresses, the identities of certain investors, and certain documents and communications between DWAC and TMTG. According to the SEC’s request, the investigation does not mean that the SEC has concluded that anyone violated the law or that the SEC has a negative opinion of DWAC or any person, event, or security.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Form of Certificate of Designation of Preferred Stock

10.1	Form of Securities Purchase Agreement, dated as of December 4, 2021, by and between DWAC and the investors named therein

10.2	Form of Registration Rights Agreement, dated as of December 4, 2021, by and between DWAC and the investors named therein

99.1	Press release dated December 4, 2021

99.2	Corporate Presentation of TMTG

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2021	DIGITAL WORLD ACQUISITION CORP.

	By:	/s/ Patrick Orlando
	Name:	Patrick Orlando
	Title:	Chief Executive Officer